SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

January 14, 2010 (January 12, 2010)

WADDELL & REED FINANCIAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-13913	51-0261715
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6300 Lamar Avenue

Overland Park, Kansas 66202

(Address of principal executive offices) (Zip code)

(913) 236-2000

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(c)           On January 12, 2010, Waddell & Reed Financial, Inc. (the “Company”) announced that Michael L. Avery, age 56, has been appointed as the Company’s President, and Thomas W. Butch, age 53, has been appointed as an Executive Vice President of the Company.  Mr. Avery will continue to serve as Chief Investment Officer, and Mr. Butch will continue to serve as Chief Marketing Officer.  These changes were effective as of January 1, 2010.

Mr. Avery has been Senior Vice President and Chief Investment Officer of the Company since June 2005.  He has served as Executive Vice President and Chief Investment Officer of Waddell & Reed Investment Management Company (“WRIMCO”) and Ivy Investment Management Company (“IICO”), both of which are investment advisor subsidiaries of the Company, since June 2005. Prior thereto, he served as Senior Vice President of WRIMCO from January 1997 to June 2005 and of IICO from April 2003 to June 2005.  Mr. Avery joined the Company in June 1981 and has served as a mutual fund portfolio manager since 1994.

Mr. Butch has been Senior Vice President and Chief Marketing Officer of the Company since joining the Company in November 1999.  He has served as President of Waddell & Reed, Inc. (“WRI”), a broker-dealer subsidiary of the Company, since March 2005 and as Chief Marketing Officer thereof since March 2002.  Previously, he served as Executive Vice President of WRI from January 2000 to March 2005.  He has served as Senior Vice President and Chief Marketing Officer of IICO since December 2002 and as Chairman, Chief Executive Officer and President of Ivy Funds Distributor, Inc., a broker-dealer subsidiary of the Company, since March 2003.  Prior to joining the Company, he was associated with Stein Roe & Farnham, Inc., Chicago, Illinois, an investment firm where he served in various positions from 1994-1999, including President of Mutual Funds, Senior Vice President of Marketing and Director of Public Relations.

Item 7.01	Regulation FD Disclosure.

On January 12, 2010, the Company announced that Henry J. Herrmann, the Company’s Chief Executive Officer, has been named to the additional position of Chairman of the Board of Directors (the “Board”).  Mr. Herrmann replaces Alan W. Kosloff, who had been the Company’s non-executive Chairman of the Board.  Mr. Kosloff remains a member of the Company’s Board of Directors and has assumed the newly-created role of Lead Independent Director.  The foregoing changes were effective as of January 1, 2010.

A copy of the press release announcing the new director positions on the Board and officer appointments is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)           Exhibits.

99.1

Press Release, dated January 12, 2010, titled “Waddell & Reed Announces Appointments With Eye Toward Future” (furnished and not filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and not deemed incorporated by reference in any filing under the Securities Act of 1933, as amended).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WADDELL & REED FINANCIAL, INC.

Date: January 12, 2010	By:	/s/ Daniel P. Connealy
Daniel P. Connealy
Senior Vice President and
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1

Press Release, dated January 12, 2010, titled “Waddell & Reed Announces Appointments With Eye Toward Future” (furnished and not filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and not deemed incorporated by reference in any filing under the Securities Act of 1933, as amended).